Exhibit 99.1


November 12, 2002


The Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

     This letter is delivered by Angell & Deering, Certified Public Accountants in connection with the filing by Matrixx Initiatives, Inc. with the Securities and Exchange Commission of a Current Report on Form 8-K dated November 12, 2002.

     We have reviewed the contents of Item 4 of such Current Report and agree with the statements contained therein.

     Yours truly,

     /s/ Angell & Deering
     ----------------------------
     Angell & Deering